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                                                                 EXHIBIT 10.66.1

                            AMENDMENT #1 TO THE LEASE

                                RENEWAL AMENDMENT

     Agreement made this 3rd day of December, 2003, between HIGH PROPERTIES, a Pennsylvania Limited Partnership ("Landlord") and THE CHAS. LEVY CIRCULATING COMPANY, LLC, ("Tenant").

                                   BACKGROUND

     A. Tenant and Landlord entered into a lease dated March 15, 2000, wherein Tenant leased 105,600 square feet of 1850 Colonial Village Lane, the "Building"), Lancaster, Pennsylvania. The aforesaid lease is herein referred to as the "Lease."

     B. Tenant desires to renew said Lease as set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. Effective for the period September 1, 2005 through August 31, 2010 (August 31,2010 being the expiration date of the additional term), the premises leased under the Lease (the "Premises") shall be extended for an additional term of five (5) years.

     2. During the above-stated period applicable to the renewal term, all the terms and conditions of the original Lease shall remain in full force and effect subject to the following:

     The parties to the above referenced Lease amend Part I, Sections 7, 8, 9, 10, 14 and 15, as follows:

7.  Tenant Improvements:   Complete ESFR sprinkler renovations.
8.  Term:                  Five (5) Years
9.  Term Commencement:     September 1, 2005
10. Expiration Date:       August 31, 2010
14. Monthly Base Rent:     September 1, 2005 to August 31, 2006 - $40,304.00 - $4.58 PSF
                           September 1, 2006 to August 31, 2007 - $41,184.00 - $4.68 PSF
                           September 1, 2007 to August 31, 2008 - $42,064.00 - $4.78 PSF
                           September 1, 2008 to August 31, 2009 - $42,944.00 - $4.88 PSF
                           September 1, 2009 to August 31, 2010 - $43,824.00 - $4.98 PSF
15. Base Rent Over Term:   $2,523,840.00

     IN WITNESS WHEREOF, the parties, intending to be legally bound, have signed this Amendment as of the 3rd day of December, 2003

                                        LANDLORD

                                        HIGH PROPERTIES
                                        a Pennsylvania Limited Partnership,

                                        By: High General Corporation,
                                            Sole General Partner


                                        By: /s/ Mark C. Fitzgerald
                                            ------------------------------------


                                        TENANT

                                        THE CHAS. LEVY CIRCULATING COMPANY, LLC


                                        By: /s/
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                                        Title:
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                                        By:
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                                        Title:
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